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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                              ------------------

                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                August 8, 1997
               Date of Report (Date of earliest event reported)


                               -----------------


                            WASTE MANAGEMENT, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


                1-7327                             36-2660763
       (Commission File Number)                 (IRS Employer
                                               Identification No.)

   3003 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS                60523
   (Address of principal executive offices)                (Zip code)

                                (630) 572-8800
             (Registrant's telephone number, including area code)

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Item 5.  Other Events.
         ------------

         On August 8, 1997, the registrant announced that Ronald T. LeMay had signed a five-year contract with the registrant as its Chairman and Chief Executive Officer. A copy of the press release is filed herewith as an exhibit and incorporated herein by reference. In addition, copies of the employment agreement and certain related agreements are filed herewith as exhibits.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         No financial statements or pro forma financial information are required to be filed as a part of this report. The exhibits filed as part of this report are listed in the Exhibit Index hereto.

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                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    WASTE MANAGEMENT, INC.



                                    By:  /s/ Herbert A. Getz
                                         -------------------
                                         Herbert A. Getz
                                         Senior Vice President

Dated:  August 19, 1997
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                            WASTE MANAGEMENT, INC.

                                 EXHIBIT INDEX

                     Number and Description of Exhibit/*/
                     ---------------------------------




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
1.      None

2       None

4.      None

10.1    Employment Agreement dated as of July 13, 1997 between the registrant and Ronald T. LeMay

10.2    Restricted Stock Award Certificate dated as of July 13, 1997 between the registrant and Ronald T. LeMay

10.3    Stock Option Award Certificate dated as of July 13, 1997 between the registrant and Ronald T. LeMay

10.4    Stock Option Award Certificate dated as of July 13, 1997 between the registrant and Ronald T. LeMay

10.5    Stock Appreciation Rights Agreement dated as of July 13, 1997 between the registrant and Ronald T. LeMay

10.6    Performance Stock Appreciation Rights Agreement dated as of July 13, 1997 between the registrant and Ronald T. LeMay

16.     None

17.     None

20.     None

23.     None

24.     None

27.     None

99.1.   News release dated August 8, 1997 issued by registrant
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  * Exhibits not listed are inapplicable.
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